SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                      Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): October 1, 1999
                                                  ---------------

                               ZMAX CORPORATION
            (Exact name of Registrant as specified in its charter)


                               ZMAX CORPORATION
   -------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           DELAWARE                  000-23967            52-2040275
 ----------------------------       ------------        --------------
 (State or other jurisdiction       (Commission         (IRS Employer
      of incorporation)             File Number)        Identification
                                                            Number)

   20251 CENTURY BOULEVARD, GERMANTOWN, MD               20874
   ----------------------------------------            ----------
   (Address of principal executive offices)            (zip code)


Registrant's telephone number, including area code: (301)353-9500
                                                    -------------

                                Not Applicable
   -------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.     ACQUISITION OR DISPOSITION OF ASSETS.

      On October 1,  1999,  ZMAX  Corporation,  a  Delaware  corporation  (the
"Company"), acquired 100% of the issued and outstanding capital stock of Parker Management Consultants, Ltd., a Delaware corporation ("Parker"), through (i) the payment to the sole shareholder of Parker of up to $1,500,000 in cash, subject to post-closing adjustments; (ii) the issuance to the sole shareholder of Parker of a three-year promissory note in the principal amount $3,000,000; and (iii) the issuance to the sole shareholder of Parker of a warrant to purchase 200,000 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), for the purchase price of $5.00 per share. The acquisition was accomplished by means of a merger (the "Merger") of Parker Acquisition Corporation, a Delaware corporation ("Acquisition") and wholly-owned subsidiary of the Company, with and into Parker, pursuant to the terms of the Agreement and Plan of Merger, dated as of October 1, 1999 (the "Agreement"), by and among the Company, Acquisition, Parker and the sole shareholder of Parker. The terms of the Merger consideration were determined in arm's-length negotiations between the Company and the sole shareholder of Parker. The source for the Company's payment of the cash portion of the purchase price was the Company's internal working capital. A copy of the Agreement is filed as an exhibit hereto and is incorporated herein by reference.

      Parker is engaged in the business of computer consulting and enterprise resource planning, and will continue to engage in such business following the Merger. Acquisition was formed solely for the purpose of merging with and into Parker pursuant to the Agreement.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      In accordance with Items 7(a)(4) and 7(b)(2) of Form 8-K, the financial statements called for by Item 7(a) of Form 8-K and Rule 3-05(b) of Regulation S-X, and the pro forma financial information called for by Item 7(b) of Form 8-K and Article XI of Regulation S-X, will be filed by amendment as soon as practicable but not later than November 30, 1999.

      The following exhibit is filed herewith:

      EXHIBIT NO.                        DOCUMENT

          2 Agreement and Plan of Merger, dated as of October 1, 1999, by and among ZMAX Corporation, Parker Acquisition Corporation, Parker Management Consultants, Ltd., Westmont Non-Grantor Trust, and Kenneth W. Parker and Jennifer L. Parker.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     ZMAX CORPORATION
                                                     (Registrant)


Dated: October 15, 1998                            By: /s/MICHAEL C. HIGGINS
                                                       ---------------------
                                                       Michael C. Higgins
                                                       President